UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2013

WEBSAFETY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court

Newport Beach, CA 92660

(Address of principal executive office)

(949) 642-7816

(Registrant's telephone number, including area code)

_________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

B. Michael Adler resigned as a director on March 21, 2013 and Denton Jones resigned as a director effective March 22, 2013.  Mr. Adler’s and Mr. Jones’s resignation as directors was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01  Exhibits

(d)          Exhibits

99.1     Resignation submitted by B. Michael Adler

99.2     Resignation submitted by Denton Jones

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSAFETY, INC.

Date: March 26, 2013	By: /s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer

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